UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 8, 2004

Hutchinson Technology Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-14709	41-0901840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, MN		55350
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(320) 587-3797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2004, the Board of Directors of Hutchinson Technology Incorporated approved the terms of the Fiscal Year 2005 Management Bonus Plan of Hutchinson Technology Incorporated and the Fiscal Year 2005 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated, descriptions of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Description of Fiscal Year 2005 Management Bonus Plan of Hutchinson Technology Incorporated

10.2 Description of Fiscal Year 2005 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated (Registrant)

October 14, 2004	By:	John A. Ingleman

Name: John A. Ingleman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-10.1	Description of Fiscal Year 2005 Management Bonus Plan of Hutchinson Technology Incorporated
EX-10.2	Description of Fiscal Year 2005 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated